UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2015

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CHINA GEWANG BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	0-54451	42-1769584
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Xita 23C, Star International, No. 8 Jinsui Road, Pearl River New Town,

 Guangzhou Province, P.R. China 510623

(Address of Principal Executive Office) (Zip Code)

86-024-2397-4663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On March 21, 2015 the Board of Directors of China Gewang Biotechnology, Inc. dismissed L.L. Bradford & Company, LLC from its position as the principal independent accountant for China Gewang Biotechnology, Inc. (f/k/a Rich Star Development Corporation). There is no audit committee of the Board of Directors.

The audit report of L.L. Bradford & Company, LLC on China Gewang Biotechnology, Inc.’s financial statements for the years ended December 31, 2013 and 2012 contained a modification expressing substantial doubt regarding the ability of China Gewang Biotechnology, Inc. to continue as a going concern.  The audit report of L.L. Bradford & Company, LLC on China Gewang Biotechnology, Inc.’s financial statements for the years ended December 31, 2013 and 2012 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the aforesaid modification.  L.L. Bradford & Company, LLC did not, during the applicable periods, advise China Gewang Biotechnology, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to March 21, 2015, there was no disagreement between China Gewang Biotechnology, Inc. and L.L. Bradford & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused L.L. Bradford & Company, LLC to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except for the reportable event described in the following paragraphs.

In its assessment of the effectiveness of internal control over financial reporting as of December 31, 2013, management of China Gewang Biotechnology, Inc. determined that the following deficiencies constituted material weaknesses:

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We were unable to maintain any segregation of duties within our financial operations due to our reliance on limited personnel in the finance function. While this control deficiency did not result in any audit adjustments to our financial statements, it could have resulted in a material misstatement that might have been prevented or detected by a segregation of duties;

•	We lack sufficient resources to perform the internal audit function and do not have an Audit Committee;

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We do not have an independent Board of Directors, nor do we have a board member designated as an independent financial expert. The Board of Directors is comprised of two members who also serve as executive officers.  As a result, there is a lack of independent oversight of the management team, lack of independent review of our operating and financial results, and lack of independent review of disclosures made by us; and

•	Documentation of all proper accounting procedures is not yet complete.

China Gewang Biotechnology, Inc. has requested L.L. Bradford & Company, LLC to furnish a letter addressed to the Securities Exchange Commission stating whether or not L.L. Bradford & Company, LLC agrees with the statements in this 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter from L.L. Bradford & Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Gewang Biotechnology, Inc.

Date: March 24, 2015	By:	/s/ Shili Zhang Shili Zhang, Chief Executive Officer

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